Exhibit 10.14

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR, IF REQUESTED BY THE CORPORATION, AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. Q4-2012-__	Issue Date: __________, 2012

Void after 5:00 p.m., Eastern Time on _____________, 2017

Dr. Tattoff, Inc.
Warrant to Purchase ________ Shares of Common Stock

Dr. Tattoff, Inc., a Florida corporation (the “Company”), hereby certifies that, for value received, ______________ (the “Warrant Holder”) is entitled to purchase, at any time during the period commencing on the date set forth above (the “Commencement Date”) and ending at 5:00 p.m., Eastern Time on November 12, 2017 (the “Expiration Time”), that number of fully paid and non-assessable shares (as adjusted herein, the “Warrant Shares”) of the Company’s common stock, par value $.0001 (“Common Stock”) stated on the face of this Warrant, at a purchase price equal to $0.__ per Warrant Share (the “Exercise Price”) in lawful money of the United States of America in cash or securities.

1.	Exercise.

1.1           General.  Subject to the provisions hereof, this Warrant is exercisable at any time and from time to time prior to the Expiration Time, in whole or in part, at the option of the Warrant Holder, upon (i) surrender of this Warrant to the Company at its then-principal executive offices together with a duly completed Notice of Exercise in the form attached hereto, and (ii) payment of an amount, in cash, equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

1.2           Timing.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1.  At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1.3 below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

1.3           Stock Certificates; New Warrants.  Promptly following the exercise of the purchase right represented by this Warrant, the Company at its expense will use its reasonable best efforts to cause to be issued in the name of, and delivered to, the Warrant Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Warrant Holder (upon payment by such Warrant Holder of any applicable transfer taxes) may direct:

(a)           a certificate or certificates for the number of full Warrant Shares to which such Warrant Holder shall be entitled upon such exercise, and

(b)           in case such exercise is in part only, a new Warrant (dated the date hereof) of like tenor, stating on the face thereof the number of shares of Common Stock currently stated on the face of this Warrant minus the number of such Warrant Shares purchased by the Warrant Holder upon such exercise as provided in Section 1.1.

1.4           Fractional Shares.  The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. No fractional shares shall be issued upon the exercise of this Warrant.  If a fractional share of Common Stock would be issuable upon exercise of the rights represented by this Warrant, upon exercise the fractional share theretofore issuable shall be rounded up to the nearest whole share of Common Stock.

                2.   Registration.  The Company (or an agent of the Company) will maintain a register containing the name and address of the Warrant Holder.  The Warrant Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

                3.   Reservation of Shares.  As long as the Warrant shall be outstanding, the Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

                4.   Transfer.  Subject to the transfer conditions referred to in the legend endorsed hereon and Section 6, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment Form attached hereto, together with funds sufficient to pay any transfer taxes in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.  Notwithstanding anything to the contrary contained herein, the Warrants (or, upon the exercise thereof, the Warrant Shares) shall not be transferable to any person without the consent of the Company, provided that in all events such transfers shall be made in accordance with the terms hereof and applicable law.

                5.   Mutilated or Missing Warrants.  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor and date representing an equal number of Warrants.

                6.   Compliance with the Securities Act.

          6.1   Securities Act; Legend.  The Warrant Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 6 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Warrant Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR, IF REQUESTED BY THE CORPORATION, AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

6.2           Representations of Warrant Holder.  In connection with the issuance of this Warrant, the Warrant Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(a)           The Warrant Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Warrant Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(b)           The Warrant Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(c)           The Warrant Holder acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Warrant Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

                7.   Adjustment.  The Exercise Price and the number of Warrant Shares purchasable pursuant to each Warrant shall be subject to adjustment from time to time as hereinafter set forth in this Section 7:

7.1           Stock Dividends, Splits and Combinations.  In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any additional shares of Common Stock as a dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares of Common Stock, then in either of such cases, the then applicable Exercise Price per Warrant Share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall reduce the number of outstanding shares of Common Stock by combining such shares of Common Stock into a smaller number of shares of Common Stock then, in such case, the then applicable Exercise Price per Warrant Share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased.  If the Company shall, prior to the expiration of this Warrant by exercise or by its terms, declare a dividend payable in cash on its shares of Common Stock and shall at substantially the same time offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a dividend.  Any dividend paid or distributed upon the Common Stock in shares of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in shares of Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

7.2           Recapitalization, Consolidation, Merger, or Conveyance.  In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding shares of Common Stock, or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation’s property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term “successor corporation” hereinbefore used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the Warrant Shares theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets, as may be issued or payable with respect to, or in exchange for, the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger or conveyance not taken place, and the exercise price for which shall have been appropriately adjusted to reflect the number of securities which the Warrant Holder is entitled to purchase in exchange for such Warrant; and in any such event, the rights of the Warrant Holder to any adjustment in the number of Warrant Shares purchasable upon the exercise of this Warrant, as herein provided, shall continue and be preserved in respect of any stock which the Warrant Holder becomes entitled to purchase.

7.3           Dissolution, Liquidation or Winding Up.  In case the Company at any time while this Warrant shall remain unexpired and unexercised shall dissolve, liquidate or wind up its affairs, lawful provision shall be made as part of the terms of any such dissolution, liquidation or winding up, so that the holder of this Warrant may thereafter receive upon exercise hereof in lieu of each Warrant Share that it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such dissolution, liquidation or winding up with respect to each Share of the Company; provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company; such date so fixed to be not earlier than 5:00 p.m., Eastern Time, on the thirtieth day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the registered holder of this Warrant at its address as it appears on the books of the Company.

                 8.   Rights of the Holder.  The Warrant Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the Exercise Time and then only with respect to the Warrant Shares to be issued with respect thereto.

                 9.   Notices to Warrant Holder.Upon the happening of any event requiring an adjustment of the Exercise Price, the Company shall promptly give written notice thereof to the Warrant Holder at the address appearing in the records of the Company, stating the adjusted Exercise Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrant Holder or any defect therein shall not affect the legality or validity of the subject adjustment.

                10.   Successors.  The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers.

                 11.   Change or Waiver.  Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

                 12.   Headings.  The headings in this Warrant are for purposes of reference only and shall not amend, modify, restrict, limit or otherwise affect the meaning of any provision of this Warrant.

                 13.   Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any law or principles that would make this choice of law provision invalid.

                 14.   Payment of Taxes.  The Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrant Holder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Warrant Holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

                 15.   Mailing of Notices, Etc.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier.  All notices shall be addressed as follows: if to the Warrant Holder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrant Holder or the Company may designate by ten (10) days’ advance written notice to the other:

The Company:	Dr. Tattoff, Inc.
500 Wilshire Blvd, Suite 105 Beverly Hills, CA 90211 Attention: Chief Executive Officer Fax: 310-659-4141

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

Dr. Tattoff, Inc.

By:
Name: John Keefe Title: Chief Executive Officer

Notice of Exercise
To Be Executed by the Warrant Holder
In Order to Exercise Warrants

TO:   Dr. Tattoff, Inc.

The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock (“Shares”) of Dr. Tattoff, Inc., pursuant to Warrant No. ___ heretofore issued to ___________________ on ___________, 20__ and (2) encloses a cash payment of $__________ representing the aggregate exercise price for such Shares.

Date:

Warrant Holder Name:

Taxpayer Identification Number:

By:

Printed Name:

Title:

Address:

Note: The above signature should correspond exactly with the name on the face of the Warrant or with the name of assignee appearing in assignment form below.

ASSIGNMENT FORM
To be executed by the Warrant Holder
In order to Assign Warrants

Warrant No.___________

FOR VALUE RECEIVED,____________________________________ hereby sell, assigns and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(Please print or type name and address)

______________________ of the Warrants represented by the Warrant, and hereby irrevocably constitutes and appoints ________________________ to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature of Registered Holder)

In addition to executing this Assignment Form, the Warrant Holder and the transferee must comply with the other requirements for transfer set forth in Sections 4 and 6 of the Warrant.

CERTIFICATION OF STATUS OF TRANSFEREE
TO BE EXECUTED BY THE TRANSFEREE OF THE WARRANT

The undersigned transferee hereby certifies to the registered holder of the Warrant and to Dr. Tattoff, Inc. that the transferee is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:
(Signature of Registered Holder)